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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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NORTH AMERICAN SCIENTIFIC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 5, 2005

To the Stockholders of North American Scientific, Inc.:

        The 2005 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") will be held at 9:00 a.m. (local time) on August 5, 2005, at the Hilton Woodland Hills located at 6360 Canoga Avenue, Woodland Hills, California 91367 for the following purposes:

  1.
  To elect eight directors to hold office until the 2006 Annual Meeting; and

  2.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on July 8, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation, adjournment or postponement thereof.

                      By Order of the Board of Directors,

                      L. Michael Cutrer
                       President and Chief Executive Officer

Chatsworth, California
July 15, 2005

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU ATTEND THE MEETING AND VOTE BY BALLOT, YOUR PROXY WILL BE REVOKED AUTOMATICALLY AND ONLY YOUR VOTE AT THE MEETING WILL BE COUNTED.

2005 ANNUAL MEETING OF STOCKHOLDERS
August 5, 2005

PROXY STATEMENT

        This Proxy Statement and the accompanying proxy card are furnished to stockholders of North American Scientific, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2005 Annual Meeting of Stockholders to be held at the Hilton Woodland Hills located at 6360 Canoga Avenue, Woodland Hills, California 91367 at 9:00 a.m. local time, on August 5, 2005 or at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 2004 are being mailed to stockholders on or about July 15, 2005.

        Stockholders of record at the close of business on July 8, 2005 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 16,816,553 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as Directors. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the Meeting and voting in person. If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company's transfer agent, U.S. Stock Transfer Corporation, as of the close of business on July 8, 2005), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in "street name" (that is, not certificate form), (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.)

        The information contained in this Proxy Statement relating to the occupations and securities holdings of the Board of Directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of July 8, 2005, unless otherwise stated.

        Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting, and the election inspectors, after reviewing the votes cast, will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares of Common Stock that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares of Common Stock to vote on a particular matter, those shares of Common Stock will not be considered as present and entitled to vote with respect to that matter.

        The Company may elect to deliver one Annual Report and Proxy Statement to two or more security holders who share an address, unless contrary instructions are received from one or more of the stockholders. If the Company utilizes such delivery method, it will, upon written or oral request deliver promptly a separate copy of the Annual Report and/or Proxy Statement to any such stockholder at a shared address. Such requests should be delivered in writing to the Company's principal executive office or made by telephone to the Company's main switchboard, as such information appears in the Annual Report. Similarly, stockholders sharing an address who receive multiple copies of the Annual Report and Proxy Statement may request delivery of a single copy of such documentation in the future by submitting a request in accordance with the foregoing methods.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The names of persons who have been nominated for election to serve as a Director of the Company, their positions with the Company and information regarding their backgrounds are set forth below. In the event any nominee is unable or declines to serve as a Director at the time of the Meeting, the proxies will be voted for any nominee who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

        Each Director is elected annually to serve until the next annual meeting and until his or her successor is duly elected and qualified, or until such Director's earlier death, resignation or removal.

        If a quorum is present at the Meeting, the Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of Directors. Abstentions and broker non-votes will have no effect on the vote because the nominees will be elected by the plurality of the votes cast. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. Stockholders eligible to vote at the meeting do not have cumulative voting rights with respect to the election of directors.

        The nominees for election as Directors of the Company are as follows:

Irwin J. Gruverman, 71, Chairman of the Board of Directors. Mr. Gruverman has been a Director of the Company since 1989. Mr. Gruverman founded and has been the Chairman and Chief Executive Officer of MFIC Corporation, a company that manufactures process devices for pharmaceutical and other manufacturing uses, since 1982. From 1990 to 2001, Mr. Gruverman was the General Partner in G&G Diagnostics Limited Partnership II, a venture capital limited partnership. Mr. Gruverman served as Executive Vice President of New England Nuclear, a radioactive materials business, during the later years of his tenure from 1961 to 1981. Mr. Gruverman also serves as a director of InVitro International, Inc.

L. Michael Cutrer, 49, has been the President and Chief Executive Officer and a Director of the Company since 1989. Prior thereto, Mr. Cutrer was a Manager of Isotope Products Laboratory, Inc., a radioisotope manufacturing company, where he was responsible for industrial product manufacturing, research and development.

John A. Friede, 66, has been a Director of the Company since May 2004. Mr. Friede co-founded NOMOS Corporation ("NOMOS"), which is now the NOMOS Radiation Oncology Division of the

Company, with Dr. Mark Carol in 1979 and served as chairman of the board of directors and a director from NOMOS' inception until its merger with the Company in May 2004, at which time he became a Director of the Company. From November 1999 to December 2000, Mr. Friede served as NOMOS' president, and from November 1999 to October 2001, he also served as NOMOS' chief executive officer. Prior to joining NOMOS, Mr. Friede managed, and continues to manage, his own private investment portfolio in medical technology and other venture capital fields. Mr. Friede holds a B.A. in History from Dartmouth College and an M.B.A. from the Harvard University Graduate School of Business Administration.

Dr. Jonathan P. Gertler, 48, has been a Director of the Company since December 2002. Dr. Gertler is Managing Director and Head of Healthcare Investment Banking at Adams, Harkness & Hill, an investment banking firm. Prior to joining Adams, Harkness & Hill in 2001, Dr. Gertler spent fourteen years as a vascular surgeon and three years in venture capital, investing in medical device and technology companies. He was an Attending Vascular Surgeon at Massachusetts General Hospital in Boston and Associate Professor of Surgery at Harvard University from 1992 to 2001 as well as Associate Director of both the Vascular Diagnostic and Research Laboratories. In addition, Dr. Gertler founded Cardiovascular Technologies, Inc. in 1997, which developed an embolic entrapment device, that was acquired by Embolic Protections, Inc. and subsequently acquired by Boston Scientific Corporation in 2001. He also served as a venture partner for Schroder Ventures Life Science Fund, a venture fund, and as a Director for Quick Study Radiology, a start up radiology services company in St Louis, from 1999 to 2002.

John M. Sabin, 50, is standing for election to the Board for the first time. Mr. Sabin has served as Chief Financial Officer and General Counsel of Phoenix Health Systems, a health care IT consulting and outsourcing firm, since October 2004. From January 2000 to October 2004, he served as Chief Financial Officer and General Counsel of NovaScreen Biosciences Corporation, a developer of biotechnology-based tools to accelerate drug discovery and development. From September 1999 to January 2000, he was a business consultant. From May 1998 to September 1999, he served as Executive Vice President and Chief Financial Officer of Hudson Hotels Corporation, a limited service hotel development and management company. Mr. Sabin has served as a Trustee of Hersha Hospitality Trust, a publicly traded hospitality real estate investment trust since 2003, and as a director of Competitive Technologies, Inc., a publicly traded technology transfer and licensing company, since 1996. In July, 2005 Mr. Sabin was named a director of Prime Group Realty Trust, a real estate investment trust.

Richard A. Sandberg, 62, is standing for election to the Board for the first time. Mr. Sandberg has served as Chief Financial Officer of Matritech, Inc., a publicly traded developer and manufacturer of cancer diagnostic test products, since 2002, and has also been on that company's board of directors since 1999 (excluding the period from June to September 2002). Mr. Sandberg has also served as Manager and Chief Financial Officer of Battery Asset Management, LLC, a firm specializing in foreign exchange transactions. From 1997 to 2001, Mr. Sandberg served as Chairman of the Board of Lifecodes Corporation, a manufacturer of DNA test kits and a provider of DNA testing services and from May 1997 to September 1998, as its Chief Financial Officer. From 1983 to 1997, Mr. Sandberg held financial and operating positions at Dianon Systems, Inc., an anatomic pathology testing and genetic and clinical chemistry testing company he founded in 1983, including Chief Executive Officer and Chief Financial Officer. Since 2003, Mr. Sandberg has been a director of Ethan Allen Interiors, Inc., a publicly traded home furnishings company.

Dr. Gary N. Wilner, 64, has been a Director of the Company since December 2002. Dr. Wilner retired from the practice of medicine in January, 2005. From 1974 until 2005, Dr. Wilner was Director of Clinical Cardiology at Evanston Hospital in Evanston, Illinois. In addition, he concurrently served on the faculty of the Feinberg School of Medicine at Northwestern University. He is the past President of the Chicago Heart Association and a long-standing member of the Adjunct Board of the Albert Einstein Peace Prize Foundation. Since 1993, Dr. Wilner has served as an independent trustee of The

Oakmark Funds, a group of mutual funds, and became Chairman of its Board of Trustees in 2004. Dr. Wilner is currently an ex-officio member of the Board of Trustees for the Museum of Contemporary Art in Chicago, Illinois.

Nancy J. Wysenski, 47, has been a Director of the Company since May 2004. Ms. Wysenski is the President and a founding member of EMD Pharmaceuticals, Inc., a United States pharmaceutical company owned by Merck KGaA. Ms. Wysenski also serves as a member of the Merck KGaA Ethical Pharmaceuticals Executive Committee and manages their ethical pharmaceutical product portfolio. Ms. Wysenski is also responsible for Dey Laboratories, a specialty pharmaceutical company owned by Merck KGaA focused on the development of drugs used in the treatment of respiratory diseases and allergies. Prior to joining and founding EMD Pharmaceuticals, Inc. in August 1999, Ms. Wysenski was the Senior Vice President of Operations at NetGenics, a bio-informatics service provider, from 1998 to 1999. Prior thereto, Ms. Wysenski held a number of positions at Astra Merck, a pharmaceutical company, culminating at Vice President of Field Sales. Prior to joining Astra Merck in 1992, Ms. Wysenski held a number of positions at Merck Human Health, a pharmaceutical company, from 1984 to 1998. Ms. Wysenski is a graduate of Kent State University and holds an M.B.A. from Baldwin Wallace College.

Mitchell H. Saranow, who has served as a Director of the Company since June 2001, will not stand for reelection and will resign from the Board of Directors effective at the Meeting. Mr. Saranow does not have any disagreements with the Company on any matter related to the Company's operations, policies or practices.

The Board of Directors recommends that the stockholders vote FOR the election of each nominee listed above.

DIRECTOR INDEPENDENCE

        Pursuant to Nasdaq National Market requirements, the Board has adopted corporate governance guidelines that meet or exceed the independence standards set forth by Nasdaq. The Board has also adopted categorical standards to assist it in evaluating the independence of each director and determining whether or not certain relationships between directors and the Company or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) exist which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a Director for the purposes of the Nasdaq independence standards. The categorical standards set forth by Nasdaq and adopted by the Board for evaluation of its members whom would not be considered independent are enumerated below:

          (A)  a director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company;

          (B)  a director who accepted or who has a "Family Member" (as defined by Nasdaq) who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

      (i)
      compensation for board or board committee service;

      (ii)
      payments arising solely from investments in the company's securities;

      (iii)
      compensation paid to a Family Member who is a non-executive employee of the Company or a parent or subsidiary of the Company;

      (iv)
      benefits under a tax-qualified retirement plan, or non-discretionary compensation;

      (v)
      loans from a financial institution provided that the loans: (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (3) did not involve more than a normal degree of risk or other unfavorable factors, and (4) were not otherwise subject to the specific disclosure requirements of Regulation S-K, Item 404, promulgated by the Securities and Exchange Commission (the "SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act");

      (vi)
      payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (1) made in the ordinary course of business; (2) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public; and (3) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404; or

      (vii)
      loans permitted under Section 13(k) of the 1934 Act;

  Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Nasdaq Rule 4350(d).

          (C)  a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the Company as an executive officer;

          (D)  a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

      (i)
      payments arising solely from investments in the Company's securities; or

      (ii)
      payments under non-discretionary charitable contribution matching programs.

          (E)  a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

          (F)  a director who is, or has a Family Member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

        In its annual review of director independence, with the assistance of the Nominating and Governance Committee, the Board of Directors evaluated the applicable commercial, industrial, banking, consulting, legal, accounting, charitable, familial, and other relationships of each director and their respective "Family Members" with the Company and its subsidiaries. In July, 2005, the Board affirmatively determined, in its business judgment, that the following Directors and nominees satisfy the Company's independence guidelines and the Nasdaq listing standards: Dr. Gertler, Mr. Sabin, Mr. Sandberg, Dr. Wilner, and Ms. Wysenski. Mr. Sabin and Mr. Sandberg were nominated upon the recommendation of the Board's Nominating and Corporate Governance Committee after its review of a number of candidates submitted by various members of the Company's Board of Directors and other sources.

CODE OF ETHICS

        We have adopted a written Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer, and Corporate Controller. The Company makes the Code of Ethics available on its website at www.nasmedical.com.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held nine meetings during the fiscal year ended October 31, 2004, and acted twice by unanimous written consent. John A. Friede was elected to the Board of Directors on June 3, 2004, and from that time forward attended all meetings of the Board of Directors during the fiscal year ended October 31, 2004. Nancy J. Wysenski was elected to the Board of Directors on June 3, 2004, and from that time forward attended all meetings of the Board of Directors and committees on which she serves, with one exception. All other Directors who were on the Board during fiscal year 2004 attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

        The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

        Audit Committee.    The Audit Committee has the functions of, among others, (i) reviewing the adequacy of the Company's internal system of accounting controls, (ii) meeting with the independent accountants and management to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent accountants on the results, scope and terms of their work, and the independent accountants' recommendations concerning the financial practices, controls, procedures and policies employed by the Company, (iii) resolving disagreements between management and the independent accountants regarding financial reporting, (iv) reviewing the financial statements of the Company, (v) selecting, evaluating, and when appropriate, replacing the independent accountants, (vi) reviewing and approving fees to be paid to the independent accountants, (vii) reviewing and approving related party transactions, (viii) reviewing and approving all permitted non-audit services to be performed by the independent accountants, (ix) establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters, and (x) considering other appropriate matters regarding the financial affairs of the Company. During the fiscal year ended October 31, 2004, the members of the Audit Committee were Mr. Donald N. Ecker (Chairman), Dr. Gertler, Mr. Saranow and Dr. Wilner, each of whom is "independent" as defined under current Rule 4200(a)(15) of the Nasdaq listing standards. Mr. Ecker submitted his resignation from the Board after the end of the fiscal year (March 18, 2005), and, subsequently, the Audit Committee members have been Dr. Wilner (Chairman), Dr. Gertler and Mr. Saranow. During the fiscal year ended October 31, 2004, the Audit Committee met on fifteen occasions.

        The Audit Committee has a charter, a copy of which is included as Appendix A attached to this 2005 Proxy Statement and which can be found on the Company's website, www.nasmedical.com.

        Audit Committee Financial Expert.    The Board of Directors has determined that Mitchell H. Saranow qualifies, and if elected to the Board of Directors John M. Sabin will qualify, as an "audit committee financial expert" and "independent" as defined under the applicable SEC and Nasdaq rules.

        Compensation Committee.    The Compensation Committee, currently comprised of Ms. Wysenski (Chairwoman), Dr. Gertler and Dr. Wilner, all non-employee Directors who meet the Nasdaq listing standards for "independence", oversees the Company's executive compensation programs and policies and is responsible for determining grants of options to purchase Common Stock under the North

American Scientific, Inc. Amended and Restated 1996 Stock Option Plan. During fiscal year 2004, the Compensation Committee met on six occasions.

        The Compensation Committee has a charter, a copy of which is included as Appendix B attached to this 2005 Proxy Statement and which can be found on the Company's website, www.nasmedical.com.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is responsible for recommending to the full Board candidates for election to the Board of Directors and reviewing matters of corporate governance. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders if properly submitted, as described below under the heading "Other Information—Proposals of Security Holders." This Committee currently consists of Dr. Gertler (Chairman), Mr. Saranow, Dr. Wilner, and Ms. Wysenski, each of whom is "independent" under current Nasdaq listing standards. During fiscal year 2004, the Committee met on five occasions.

        The Nominating and Governance Committee has a charter, a copy of which is included as Appendix C attached to this 2005 Proxy Statement and which can be found on the Company's website, www.nasmedical.com.

        Shareholder Communications.    The Board of Directors has adopted the following procedure for stockholders and other interested parties to communicate with the Board. All such communications should be sent by regular mail to North American Scientific, Inc., Attn: Chairman of the Board, 20200 Sunburst Street, Chatsworth, California 91311. The Chairman will collect and organize all such communications, deleting any sales or other solicitations and any which contain offensive material. A summary of the communications received will be periodically provided to the Board, which will determine the disposition of any such communication.

COMPENSATION OF DIRECTORS

        Directors who are also employees of the Company or its subsidiaries receive no separate compensation for serving as Directors or as members of any committees of the Board of Directors. Each non-employee Director receives a quarterly payment of $5,000, and receives $1,250 per Board or committee meeting if he or she attends in person or $500 per meeting if he or she participates via telephone. Directors may be reimbursed for certain expenses incurred in connection with attending Board or committee meetings. In addition, the Chairman of the Board of Directors received compensation of $125,000 per year for fiscal year 2004 and will receive $75,000 per year in fiscal year 2005 (rather than the $5,000 quarterly payment); the Chairman of the Audit Committee receives $5,000 per year; the Chairman of the Compensation Committee receives $2,500 per year; and the Chairman of the Nominating and Corporate Governance Committees receives $2,500 per year.

        In March, 2003, stockholders approved the 2003 Non-Employee Directors' Equity Compensation Plan. Under that plan, each individual who is first elected or appointed as a non-employee Director on or after January 6, 2003, will be automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 25,000 shares of Common Stock. On the date of each Annual Shareholders Meeting after January 6, 2003, each individual who is re-elected to serve as a non-employee Director will be automatically granted a non-statutory stock option to purchase 15,000 shares of Common Stock, except for the Chairman of the Board, who is automatically granted a non-statutory stock option to purchase 25,000 shares of Common Stock. The annual grant of non-statutory stock options is only given to those non-employee Directors who have served on the Board for at least six months. In lieu of receiving the non-statutory stock options as described above, each non-employee Director may elect to receive a grant of one share of restricted Common Stock for every three shares of Common Stock underlying such stock option. To date, no non-employee Director has elected to receive restricted stock in lieu of stock options.

        During the fiscal year ending October 31, 2004, Dr. Gertler, Mr. Saranow and Dr. Wilner each received an annual grant of ten-year non-statutory options to purchase 15,000 shares of Common Stock of the Company, at a price of $8.80 per share, with one-third vesting each year for the next three years, as measured from the grant date of June 3, 2004. Upon their election to the Board of Directors during the fiscal year ended October 31, 2004, Mr. Friede and Ms. Wysenski each received an initial grant of ten-year non-statutory options to purchase 25,000 shares of Common Stock of the Company at a price of $8.80 per share with one-third vesting each year for the next three years, as measured from the grant date of June 3, 2004. During the fiscal year ending October 31, 2004, Mr. Gruverman received a grant of ten-year non-statutory options to purchase 25,000 shares of Common Stock of the company, at a price of $8.80 per share, as measured from the grant date of June 3, 2004.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP ("PWC") served as the Company's independent accountants for the fiscal year ended October 31, 2004 and had audited the Company's financial statements since 1993. On March 28, 2005, PWC notified the Company that it resigned as the Company's independent registered public accounting firm. On March 30, 2005, the Audit Committee of the Company's Board of Directors engaged the firm of Singer Lewak Greenbaum & Goldstein LLP ("SLGG") to serve as the Company's new independent registered public accounting firm for the fiscal year ended October 31, 2005. The Audit Committee has considered the role of SLGG in providing services to us for the fiscal year ended October 31, 2005, and has concluded that such services are compatible with their independence as our Company's independent accountants. A representative of SLGG is expected to be present at the Meeting, will have the opportunity to make a statement if such representative so desires and is expected to be available to respond to appropriate questions.

        The reports of PWC on the consolidated financial statements for the fiscal years ended October 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, and nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended October 31, 2004 and 2003 and through March 28, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC would have caused PWC to make reference to the subject matter of the disagreements in their reports on the financial statements for such years. During the fiscal years ended October 31, 2004 and 2003 and through March 28, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(i)(v)), except that the Company's management and Audit Committee concluded, with respect to the quarter ended July 31, 2004 and the quarter ended October 31, 2004, that there existed material weaknesses in the Company's internal control over financial reporting, which related to issues arising from the Company's acquisition of NOMOS on May 4, 2004. As more fully discussed in Item 4 of Amendment No. 3 to the Company's Form 10-Q for the quarter ended July 31, 2004 and Item 9A of the Company's Form 10-K for the fiscal year ended October 31, 2004, the Company concluded there were errors in the NOMOS purchase price allocation which required a restatement to the Company's financial statements to (a) correct for an error made in the valuation used to allocate the NOMOS purchase price and (b) properly account for certain contingently returnable shares of the Company's common stock and contingently returnable cash issued into escrow for the NOMOS selling shareholders. The material weaknesses identified related to the (a) procedures employed by management in the preparation of the purchase price valuation used to assign asset values to certain acquired intangible assets, including review of the valuation specialist's work and related assumptions, and (b) lack of sufficient resources to identify and properly address technical accounting and reporting issues related to purchase accounting matters. In order to remedy these weaknesses, in the event of a future acquisition, management intends to (a) engage a second appraisal firm to confirm the intangible asset valuation under SFAS 141 performed by the appraisal firm engaged to perform such intangible asset valuation, and (b) complete a more formal review process of relevant accounting literature related to purchase accounting.

        During the fiscal years ended October 31, 2004 and 2003 and through March 30, 2005, the Company has not consulted with SLGG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

        On April 1, 2005, the Company filed a Current Report on Form 8-K reporting the March 28, 2005 resignation of PWC, and the information set forth above regarding PWC's service as the Company's independent registered public accounting firm. In connection therewith, PWC furnished a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made above and, if not, stating the respects in which it did not agree. A copy of such letter is attached as Exhibit 16.1 to the Company's Current Report on Form 8-K filed on April 1, 2005.

        Representatives of PWC are not expected to be present at the meeting or to be available to respond to questions.

        Fees billed to the Company by PricewaterhouseCoopers LLP during the two fiscal years ended October 31, 2004 and 2003:

        The following table describes fees for professional audit services rendered by PricewaterhouseCoopers LLP, our independent accountants for the relevant time period, for the audit of our annual financial statements for the years ended October 31, 2004 and 2003, respectively, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

Type of Fee	2004	2003
Audit Fees(1)	$506,000	$200,000
Audit Related Fees(2)	334,000	156,000
Tax Fees(3)	120,000	72,000
All Other Fees	—	—

Total	$960,000	$428,000

(1)
Audit Fees include fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements and reviews of quarterly interim financial statements included in our Form 10-Q. This category also includes fees for services that generally only the independent registered public accounting firm reasonably can provide to a company, such as procedures related to consents and assistance with review of documents filed with the SEC.

(2)
Audit Related Fees include fees for professional services rendered by PricewaterhouseCoopers LLP associated with assurance and related services traditionally performed by the independent registered public accounting firm and that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, accounting consultations, consultations concerning financial accounting and reporting standards.

(3)
Tax Fees include the fees for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent accountant. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants' independence. The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing services to us for the fiscal year ended October 31, 2004, and has concluded that such services were compatible with their independence as our Company's former independent accountants. The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and other services provided by PricewaterhouseCoopers LLP in fiscal 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of July 1, 2005 by (i) all those known by the Company to own more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's Directors and nominees; (iii) each executive officer named in the Summary Compensation Table; and (iv) all Directors and executive officers of the Company as a group:

	Beneficial Ownership
Name and Address(1)	Number of Shares		Approximate Percent of Total
L. Michael Cutrer	1,078,251	(2)	6.1
Donald N. Ecker		(3)	*
John A. Friede	2,490,408	(4)	14.7
Dr. Jonathan P. Gertler	21,667	(5)	*
Dr. Allan M. Green		(6)	*
Irwin J. Gruverman	509,322	(7)	3.0
James W. Klingler	22,500	(8)	*
Dr. Elliott Lebowitz		(9)	*
John W. Manzetti		(10)	*
John M. Sabin	—		*
Richard A. Sandberg	991	(11)	*
Mitchell H. Saranow	60,000	(12)	*
Dr. Gary N. Wilner	22,667	(13)	*
Nancy J. Wysenski	8,334	(14)	*

All directors and executive officers as a group (10 persons)	4,612,886	(15)	25.2
Wells Fargo & Company	1,341,300	(16)	8.0
Kennedy Capital Management, Inc.	1,608,850	(17)	9.6

*
Denotes less than 1%

(1)
This table is based upon information supplied by officers, directors, and principal stockholders of the Company and by Schedules 13D and 13G filed with the SEC. Except where indicated, the address of each five percent stockholder is c/o the Company, 20200 Sunburst Street, Chatsworth, CA 91311. Applicable percentages are based on 16,816,553 shares of Company Common Stock outstanding on July 1, 2005, adjusted as required. The information known to the Company with respect to each of the following's beneficial ownership of the Company's Common Stock is as of July 1, 2005: L. Michael Cutrer, Donald N. Ecker, John A. Friede, Allan M. Green, Jonathan P. Gertler, Irwin J. Gruverman, James W. Klingler, Elliott Lebowitz, John W. Manzetti, Richard A. Sandberg, Mitchell H. Saranow, Gary N. Wilner and Nancy J. Wysenski.

(2)
Includes 799,668 shares subject to outstanding options which are deemed exercised. Also includes 53,583 shares owned by a trust over which the reporting person has shared voting and dispositive power with his spouse. Also includes 2,508 shares held in a trust for the reporting person's sons.

(3)
Mr. Ecker resigned as a director on March 18, 2005. As of that date Mr. Ecker beneficially owned 16,667 shares subject to outstanding options.

(4)
Includes 98,790 shares subject to outstanding options which are deemed exercised. Also includes 1,147,487 shares owned by two trusts over which the reporting person has voting and dispositive power.

(5)
Includes 21,667 shares subject to outstanding options which are deemed exercised.

(6)
The employment contract for Dr. Green expired on October 14, 2004. As of that date, Dr. Green beneficially owned 335,750 shares.

(7)
Includes 95,001 shares subject to outstanding options which are deemed exercised.

(8)
Includes 12,500 shares subject to outstanding options which are deemed exercised.

(9)
Dr. Lebowitz ended his employment with the Company on October 12, 2004. As of that date, Dr. Lebowitz beneficially owned 4,500 shares.

(10)
Mr. Manzetti's employment was terminated on May 5, 2005. As of that date, Mr. Manzetti beneficially owned 383,070 shares.

(11)
Includes 991 shares owned by reporting person's spouse. Mr. Sandberg disclaims beneficial ownership of such shares owned by his spouse.

(12)
Includes 55,000 shares subject to outstanding options which are deemed exercised.

(13)
Includes 21,667 shares subject to outstanding options which are deemed exercised.

(14)
Includes 8,334 shares subject to outstanding options which are deemed exercised.

(15)
Includes 1,512,364 shares subject to outstanding options which are deemed exercised.

(16)
Schedule 13G dated March 31, 2005 states that Wells Fargo & Company and its subsidiary, Wells Capital Management Incorporated, are beneficial owners of 1,341,300 shares. The principal address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94104.

(17)
Schedule 13G dated March 31, 2005 states that Kennedy Capital Management, Inc. is a beneficial owner of 1,608,850 shares. The principal address for this party is 10829 Olive Blvd., St. Louis, MO 63141.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid to the Company's executive officers for the fiscal year ended October 31, 2004 and the two previous years.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs (#)	All Other Compensation($)(1)
L. Michael Cutrer President and Chief Executive Officer	2004 2003 2002	314,000 314,000 302,000	— 125,000 113,000	— — —	36,000 136,000 125,000	7,000 6,000 7,000
Allan M. Green(2) Chief Technology Officer	2004 2003 2002	198,000 208,000 208,000	— 20,000 —	— — —	— 65,000 107,500	4,000 8,000 7,000
James W. Klingler(3) Senior Vice President and Chief Financial Officer	2004	59,000	9,000	—	50,000	—
Elliot Lebowitz(4) President, Theseus Imaging Corporation	2004 2003	237,000 168,000	— 30,000	250,000 —	— 40,000	6,000 2,000
John W. Manzetti(5) President, NOMOS Radiation Oncology Division	2004	148,000	—	—	40,000	5,000

(1)
All Other Compensation consists of the Company's contribution to such executive officer's 401(k) plan, Company paid life insurance premiums and profit sharing contributions made by the Company on behalf of such executive officers.

(2)
Dr. Green ended his employment on October 14, 2004.

(3)
Mr. Klingler began his employment on July 26, 2004.

(4)
Dr. Lebowitz ended his employment on October 12, 2004. Other Annual Compensation includes applicable severance payments.

(5)
Mr. Manzetti began his employment on May 4, 2004, and his employment was terminated on May 5, 2005.

Stock Options

        The following table sets forth information on stock options granted by the Company during the fiscal year ended October 31, 2004 to each of the named executive officers.

Name	Number of Securities Underlying Options/ SARs Granted		% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Grant Date Present Value($)(3)
L. Michael Cutrer	36,000	(1)	18.4%	$10.01	2/25/14	209,000
Allan M. Green	—		—	—	—	—
James W. Klingler	50,000	(2)	25.5%	$7.49	7/28/14	222,000
Elliot Lebowitz	—		—	—	—	—
John W. Manzetti	40,000	(2)	20.4%	$9.00	5/5/14	213,000

(1)
These options were granted at the fair market value on the date of grant determined pursuant to the Amended and Restated 1996 Stock Option Plan and vest 33.33% on each of the first three anniversaries of the date of grant.

(2)
These options were granted at the fair market value on the date of grant determined pursuant to the Amended and Restated 1996 Stock Option Plan and vest 25% on each of the first four anniversaries of the date of grant.

(3)
Calculated using the Black-Scholes option-pricing model with the following assumptions: volatility of 74%, risk-free interest rate of 3.3% and an expected life of 5 years. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the Black-Scholes model does not necessarily provide a reliable measure of the fair value of the Company's stock options.

        The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended October 31, 2004 by the Company's named executive officers and the fiscal year-end value of unexercised options as of October 31, 2004.

			Number of Securities Underlying Unexercised Options at 10/31/04 (#)		Value of Unexercised In-the-Money Options at 10/31/04 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
L. Michael Cutrer	—	—	747,668	144,332	663,000	—
Allan M. Green	—	—	192,501	52,499	—	—
James W. Klingler	—	—	—	50,000	—	—
Elliot Lebowitz	—	—	4,500	30,000	—	—
John W. Manzetti	—	—	373,070	40,000	1,272,000	—

(1)
Calculated based upon the difference between the exercise price and the fair market value at fiscal year-end.

Employment Agreements

L. Michael Cutrer

        In April 2002, the Company entered into an employment agreement with L. Michael Cutrer in connection with his employment as the Company's Chief Executive Officer. Mr. Cutrer's initial annual salary was $302,000 with a bonus to be determined at the discretion of the Board of Directors in accordance with the agreement. The employment agreement can be terminated by the Company at any time with or without cause. If terminated without cause, the agreement provides, among other things, for immediate vesting of any unvested stock options and a severance payment equal to three times his current base salary. In the event of a change of control of the Company, the agreement also provides, among other things, for the immediate vesting of any unvested stock options and a severance payment equal to three times (a) base salary, (b) the highest bonus awarded in the three previous years and (c) the Black-Scholes value of any grant of options made during the prior year.

Allan M. Green

        In October 2000, the Company entered into an employment agreement with Dr. Allan M. Green, providing for his employment as President of Theseus Imaging Corporation and for base compensation at a minimum rate of $200,000 per year, subject to annual reviews and increases in the sole discretion of the Board of Directors. In April 2002, Dr. Green's position and title under the agreement were changed to Chief Technology Officer of the Company. All other terms of the agreement remained in effect. The employment agreement could be terminated by the Company at any time with or without cause. The agreement also provided, among other things, for severance payments of up to one year's base compensation in certain circumstances and for a period of non-competition covering the remainder of the employment term plus one year. The Company provided a timely notice of non-renewal of Dr. Green's employment agreement, and Dr. Green's employment with the Company ended on October 13, 2004.

James W. Klingler

        In July, 2004, the Company entered into a letter agreement with James W. Klingler in connection with his employment as the Company's Chief Financial Officer. The letter agreement does not provide for a specific term of employment, however, it provides for a twelve month severance payment if Mr. Klingler's employment is terminated by the Company for any reason other than for cause.

Elliot Lebowitz

        In February 2003, the Company entered into an employment agreement with Elliot Lebowitz, providing for his employment as President of Theseus Imaging Corporation and for base compensation at a minimum rate of $250,000 per year, subject to annual reviews and increases in the sole discretion of the Chief Executive Officer, subject to review and approval by the Company's Compensation Committee of the Board of Directors. The employment agreement with Mr. Lebowitz could be terminated by the Company at any time with or without cause. If terminated without cause, the agreement provided for severance payments to Mr. Lebowitz of up to one year's base compensation, as well as for vesting any unvested options granted under the employment agreement. In the event of a change of control of the Company, the agreement also provided, among other things, for the immediate vesting of any unvested stock options and a severance payment equal to one year's base salary and an immediate vesting of all unvested options granted under the agreement. The Company terminated Mr. Lebowitz' employment without cause on October 12, 2004, and, in accordance with his employment agreement, the Company paid Mr. Lebowitz one year's base compensation, or $250,000, in October 2004.

John W. Manzetti

        The Company entered into an employment agreement with John W. Manzetti, which became effective upon consummation of the merger of NOMOS with the Company on May 4, 2004. The agreement provided that Mr. Manzetti would serve as President of the NOMOS Radiation Oncology Division of the Company, and would be entitled to an annual base salary of no less than $300,000 and a minimum incentive bonus of 25% of his base salary if specified performance goals were met. The agreement was for an initial term of two years, and would have automatically renewed for additional one-year terms unless notice of non-renewal was delivered at least 90 days prior to the date when the agreement term was scheduled to expire. In addition, under the agreement, the Company granted Mr. Manzetti stock options to purchase 40,000 shares of the Company's Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the merger was consummated. On the consummation date, the price was $9.00 per share. The stock options were set to vest equally over a four-year period, with options to purchase 10,000 shares of Common Stock vesting on each of the first, second, third, and fourth anniversaries of the agreement. Under the agreement, the options would have expired on May 5, 2014.

        The Company terminated Mr. Manzetti's employment without cause on May 5, 2005, and, in accordance with his employment agreement, the Company paid Mr. Manzetti twelve months of his annual base salary, or $300,000, in May 2005. In addition to the cash severance, Mr. Manzetti is entitled to health benefits for a period of 24 months following the termination of his employment in May, 2005, unless Mr. Manzetti becomes eligible under another qualified health plan, in which case the Company is no longer required to provide health benefits.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

        The Audit Committee of the Board of Directors is composed entirely of Directors who have never served as officers of the Company and who meet the criteria for independence established by applicable law and The Nasdaq National Market listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors on December 3, 1999, and amended on December 6, 2002, a copy of which is included as Appendix A attached to the 2005 Proxy Statement and which can be found on the Company's website, www.nasmedical.com. The Audit Committee has reviewed and reassessed the adequacy of its written charter and determined that the charter comports with current Nasdaq National Market listing standards.

        Management is responsible for the implementation of the Company's internal controls and the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and various other financial reporting-related functions. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion, based upon their audit, as to the conformity of such financial statements with generally accepted accounting principles. The Audit Committee is responsible for, among other things, oversight and monitoring of these processes.

        In this context, the Audit Committee has met at least quarterly and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended October 31, 2004 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the Audit.

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from the Company.

        Based on the review discussed above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2004, for filing with the Securities and Exchange Commission.

                      Audit Committee

                      Dr. Gary N. Wilner, Chairman
                      Dr. Jonathan P. Gertler
                      Mitchell H. Saranow

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

        The Compensation Committee of the Board of Directors is composed entirely of Directors who have never served as officers of the Company and who meet the criteria for independence established by applicable law and The Nasdaq National Market listing standards. The Committee is responsible for developing and adopting the Company's executive compensation policies. In general, the compensation policies adopted by the Committee are designed (1) to attract and retain executives capable of leading the Company to meet its business objectives, and (2) to motivate the Company's executives to enhance long-term stockholder value.

        The Company's compensation program consists of salary and performance-based bonuses and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience. The Committee believes that the use of company-wide performance in setting goals promotes a unified vision for senior management and creates common motivation among the executives. The Committee develops its executive compensation program with reference to current data available regarding enterprises in the medical devices and biotechnology markets. Actual compensation levels may be greater or less than the median levels depending upon annual and long-term performance by the Company and the particular individual.

Executive Officer Compensation

        The Company's executive officer compensation program is comprised of three primary components: base salary, annual incentive compensation in the form of cash bonuses, and long-term, equity-based incentive awards.

        Base Salaries.    An executive officer's base salary is determined by evaluating the performance of each executive officer, the responsibilities of the position held and the competitive marketplace for executive talent, and with respect to compensation for executive officers other than the CEO, the recommendations of the CEO. The base salary is intended to be competitive with base salaries paid to executive officers with comparable qualifications and responsibilities at other similarly situated companies.

        Bonuses.    The Company pays bonuses to its executive officers based primarily upon the Company's performance during the year, the performance of each executive officer and compensation survey information for executives employed within the Company's market segment. In determining the incentive bonus amount paid to each executive officer, the Committee considered multiple factors, including the Company's growth and the strength of financial position, and non-financial performance relating to overall Company improvements.

        For fiscal 2004, the Committee determined that, after a review of the multiple corporate and individual performance factors that had previously been established, no bonuses were earned for any executive other than Mr. Klingler, who was awarded a bonus prorated based on the fact that he joined the Company in July of 2004.

        Long-term, Equity-Based Incentive Awards.    The general purpose of long-term awards, currently in the form of stock options, is to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Additionally, long-term awards foster the retention of executive officers and provide executive officers with an incentive to achieve superior performance over time. In approving stock option grants, the Committee bases its decision on each individual's performance and potential to improve stockholder value. The Committee has broad discretion to determine the terms and conditions applicable to each option grant, including the vesting schedule and terms upon which the options may be exercised. Since the exercise price of each stock option must be at least equal to the market price of our Common Stock on the date of grant, the options do not become valuable to the holder unless our shares increase in market value above the price of the Common Stock on the date of grant and the executive officer remains with the Company through the applicable vesting period, which is generally no more than four years.

        For the 2004 fiscal year, the Committee determined that no long-term equity based incentive awards were earned by any executive officers.

Chief Executive Officer's Compensation

        The Committee reviews and determines L. Michael Cutrer's compensation pursuant to the principles noted above. Specific consideration is given to Mr. Cutrer's responsibilities and experience in the industry and compensation packages awarded to chief executive officers of other comparable companies. For fiscal 2004, the Committee determined that, after a review of the multiple corporate and individual performance factors that had previously been established, that Mr. Cutrer's salary would remain at 2003 levels.

Tax Considerations

        Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its executive officers named in its summary compensation table to $1 million per executive per year. This limitation applies only to compensation which is not considered to be performance-based. Based on fiscal year 2003 compensation levels, no such limits on the deductibility of compensation applied to any officer of the Company.

                      Compensation Committee

                      Nancy J. Wysenski, Chairwoman
                      Jonathan P. Gertler
                      Dr. Gary N. Wilner

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The current members of the Compensation Committee are Ms. Wysenski, Dr. Gertler, and Dr. Wilner, none of whom currently holds more than 5% of the Company's Common Stock. No member of this committee was at any time an officer or employee of the Company.

STOCK PERFORMANCE GRAPH

Total Return Analysis		1999	2000	2001	2002	2003	2004
North American Scientific, Inc.	Return %		190.67	-66.79	-1.21	-19.80	-28.58
	Cum $	$100.00	$290.67	$96.53	$95.36	$76.48	$54.62
NASDAQ Stock Market (U.S.)	Return %		13.79	-49.68	-21.03	46.07	2.69
	Cum $	$100.00	$113.79	$57.26	$45.22	$66.06	$67.84
NASDAQ Medical Equipment	Return %		32.42	-15.72	-11.14	43.01	10.26
	Cum $	$100.00	$132.42	$111.61	$99.17	$141.83	$156.38

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Company Stock Performance Graph are not to be incorporated by reference into any such filings; nor is such Report or Graph to be incorporated by reference into any future filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended October 31, 2004, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) complied with all applicable reporting requirements, except that Ms. Wysenski filed one report late on Form 3 and Form 4, each covering one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Friede, a Director of the Company, owed NOMOS Corporation ("NOMOS") $287,160 plus interest, which principal amount was loaned to Mr. Friede on May 22, 2003. Upon the consummation of the merger of the Company with NOMOS on May 4, 2004, and in partial consideration for the time, efforts and resources that Mr. Friede provided NOMOS in the past, NOMOS had agreed to cancel this indebtedness. The cancellation of this indebtedness was conditioned upon the consummation of the merger and became effective immediately prior to the consummation of the merger.

        NOMOS was party to a letter agreement dated February 11, 2002 with Mr. Friede, which provided that if Mr. Friede's employment was terminated without cause, he would receive continued payment of his base salary, which was then $180,000 per year, and health benefits for twelve months after the termination date. Mr. Friede was terminated as an employee without cause following the consummation of the merger of NOMOS on May 4, 2004. Therefore the Company, as NOMOS' successor, was obligated to pay this severance to Mr. Friede.

        The merger agreement with NOMOS provided for a combination of cash and the Company's Common Stock to be paid to the NOMOS stockholders. All of the cash consideration in the NOMOS merger, other than with respect to fractional shares, has been paid to the holders of NOMOS series B preferred stock and series C preferred stock. Mr. Friede beneficially owned approximately 80% of the outstanding NOMOS series B preferred stock. Upon consummation of the merger, the sum of approximately $180,000 became payable by the Company to Mr. Friede. As a result of the merger, Mr. Friede received Common Stock of the Company in exchange for those shares of his stock of NOMOS that were not covered by cash compensation. Mr. Friede received 2,330,563 shares of Common Stock of the Company.

        Effective on the completion of the merger with NOMOS, all outstanding unvested NOMOS stock options held by Mr. Friede and Mr. Manzetti, a former Director of the Company and former President of the NOMOS Radiation Oncology Division of the Company, and other NOMOS directors and employees immediately vested and became exercisable for the Company's Common Stock, as provided by the merger agreement. As a result, Mr. Friede has options to purchase a total of 146,991 shares of the Company's Common Stock at a blended exercise price of $15.31 per share; and Mr. Manzetti had options to purchase a total of 373,070 shares of the Company's Common Stock at a blended exercise price of $1.71 per share.

OTHER INFORMATION

        The Company's Annual Report for the fiscal year ended October 31, 2004 is being mailed to stockholders contemporaneously with this Proxy Statement.

Cost of Solicitation

        All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the Company and its Directors, officers and employees may also solicit proxies personally, by telephone or other appropriate means. No additional compensation will be paid to Directors, officers or other employees for such services. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Proposals of Security Holders

        Proposals of security holders intended to be presented at the 2006 Annual Meeting of Stockholders under SEC Rule 14a-8 must be made in accordance with the Company's By-Laws, and must be received by the Company for inclusion in the proxy relating to that meeting (expected to be mailed no later than March 1, 2006) no later than October 31, 2005.

        Pursuant to the Company's By-Laws, for nominations of directors, a stockholder must give notice which must be delivered to, or mailed and received by, the secretary of the Company not less than 60 or more than 90 days prior to the annual meeting, and the notice must set forth the requirements relating to the director nominee and the stockholder as described in, and otherwise be in compliance with, the Company's By-Laws. The Company expects to hold its 2006 Annual Meeting of stockholders no later than April 30, 2006.

        For notices of other business to be brought before the meeting by a stockholder, the stockholder's notice must be delivered to, or mailed and received by, the secretary of the Company not less than 120 or more than 150 days prior to the first anniversary of the date of the Company's proxy statement released to stockholders in connection with the previous year's meeting of stockholders, and the notice must set forth the requirements as described in, and otherwise be in compliance with, the Company's By-Laws. In order to achieve a more reasonable deadline for submission of notice of other business, the Company will use March 1, 2006 as the expected date of release of the proxy statement for the 2006 meeting and as the reasonable measuring date for applying the 120-150 day deadlines described above. To comply with this procedure, notice of other business must be delivered to, or mailed and received by the Company after September 30, 2005 and before October 31, 2005.

        Details with respect to the procedures for submitting proposals for director nomination and notices of other business and the material required to accompany such proposals are contained in the Company's By-Laws, which are available on the Company's website, www.nasmedical.com.

Other Matters

        The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,
L. Michael Cutrer President and Chief Executive Officer
Dated: July 15, 2005

Appendix A

AUDIT COMMITTEE CHARTER

1.     PURPOSE

The Audit Committee is appointed by the Board of Directors (the "Board") of North American Scientific, Inc. (the "Company") for the primary purposes of:

  •
  Fulfilling the Board's oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

  •
  Maintaining, through regularly scheduled meetings, a line of communication between the Board and the Company's financial management and independent auditors.

2.     MEMBERSHIP

The Audit Committee shall consist of three or more independent directors (as determined by the Board from time to time) who satisfy the independence requirements under applicable law, rules and regulations and of the Nasdaq Stock Market, Inc. ("Nasdaq"). Members of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion. Each member of the Audit Committee must be able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement. The Chair of the Audit Committee, or at least one other member of the Audit Committee, shall be a "financial expert" as that term is defined by applicable law, rules and regulations and Nasdaq. The Chair shall be appointed by the Board.

3.     POWERS AND RESPONSIBILITIES

A.    Financial Reporting

  General

  •
  Review, with management and the independent auditors, significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements;

  •
  Ask management and the independent auditors about significant exposure risks and the plans to minimize such risks;

  •
  Resolve disagreements between management and the independent auditors regarding financial reporting; and

  •
  Establish procedures, in accordance with applicable law, rules and regulations, for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  Annual Financial Statements

  •
  Review the annual financial statements and determine whether they are consistent with the information known to Audit Committee members;

  •
  Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements;

  •
  Review with the independent auditors any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and any management letter provided by the independent auditors and management's response to any such letter;

  •
  Review with the independent auditors the adequacy of the Company's internal controls and any significant findings and recommendations;

  •
  Meet with management and the independent auditors to review the financial statements and results of the audit;

  •
  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

  •
  Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements; and

  •
  Prepare the report of the Audit Committee, required by applicable laws, rules and regulations, to be included in the proxy statement for each annual stockholders meeting.

  Interim Financial Statements

  •
  Review (by full Committee or Chair) with management and the independent auditors the Company's quarterly financial statements in advance of filings with the U.S. Securities and Exchange Commission (the "SEC").

B.    Internal Controls and Audit Coverage

  •
  Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that appropriate individuals possess an understanding of their roles and responsibilities;

  •
  Confirm that internal control recommendations made by independent auditors have been implemented by management;

  •
  Confirm that management and the independent auditors keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal controls and certain other matters; and

  •
  Review reports required to be submitted by the independent auditors concerning (a) critical accounting policies and practices used, (b) alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent auditors, and (c) any other material written communications with management.

C.    Compliance with Laws and Regulations

  •
  Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any alleged fraudulent acts or accounting irregularities;

  •
  Periodically obtain updates from management and counsel regarding compliance;

  •
  Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements;

  •
  Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements; and

  •
  Review the findings of any examinations by regulatory agencies, such as the SEC.

D.    External Audit

The Company's independent auditors are ultimately accountable to the Audit Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. In connection with its oversight of the external audit, the Audit Committee shall:

  •
  Have the sole authority to appoint and replace (subject to stockholder approval, if deemed advisable by the Board of Directors) the independent auditors;

  •
  Have the sole authority to approve the engagement letter and the fees to be paid to the independent auditors;

  •
  Pre-approve all permitted non-audit services to be performed by the independent auditors (subject to the de minimus exceptions under applicable law, rules and regulations). However, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at its next regularly scheduled meeting;

  •
  Obtain confirmation and assurance as to the independence of the independent auditors, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Company;

  •
  Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors; and

  •
  Assure regular rotation of the lead audit partner, as required by applicable law, rules and regulations, and consider whether rotation of the independent auditor is necessary to ensure independence.

E.    Other Responsibilities

  •
  Hold Audit Committee meetings at least quarterly and meet at least annually with each of the chief financial officer and the independent auditors;

  •
  Review and make approval decisions regarding all "related-party transactions";

  •
  Meet with the independent auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately;

  •
  As appropriate, obtain advice and assistance from outside legal, accounting or other advisers and determine the funding for such advice and assistance which shall be paid by the Company;

  •
  If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

  •
  Perform such other oversight functions as may be requested by the Board;

  •
  Review and reassess annually the adequacy of this Charter and recommend any proposed changes to the Board; and

  •
  Regularly update the Board about Audit Committee activities and make appropriate recommendations.

4.     MEETINGS

Meetings of the Audit Committee shall be scheduled as deemed necessary by the Chair. Members of management, the independent auditors, and other independent consultants requested by the Audit Committee will attend the Audit Committee meetings when and as may be requested by the Audit Committee.

A simple majority of the members of the Audit Committee, but not less than two, shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Audit Committee. The Audit Committee will meet at such times as shall be determined by the Chair, or upon the request of any two of its members. The Chair will preside, when present, at all Audit Committee meetings. Minutes of Audit Committee meetings will be recorded as directed by the Chair and will be subject to review by the Chair.

In discharging its responsibilities, the Audit Committee may meet privately with independent consultants and is free to speak directly and independently with the independent auditors and any members of management or employees.

The Chair will periodically report the Audit Committee's findings, conclusions and recommendations to the Board and present to the Board an annual performance evaluation of the Audit Committee. The Audit Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP. This is the responsibility of management and the independent auditors.

Appendix B

COMPENSATION COMMITTEE CHARTER

1.     PURPOSE

The Compensation Committee (the "Committee") is appointed by the Board of Directors (the "Board") of North American Scientific, Inc. (the "Company") for the primary purposes of assisting the Board in:

  •
  Overseeing the Company's compensation strategy and ensuring that all elements of compensation, supplemental compensation and benefits, including salary, bonus, incentive and equity compensation ("Compensation"), for executive officers and key management personnel are equitable, externally competitive and in accordance with the Company's overall Compensation objectives and Compensation policy, and

  •
  Developing a Compensation policy that creates a reasonable relationship between pay levels and corporate performance, and monitor the results of such policy to assure that the Compensation payable to the Company's executives is reasonable, provides overall competitive pay levels, creates proper incentives and enhances stockholder value, and appropriately rewards superior performance.

2.     MEMBERSHIP

The Committee shall consist of three or more independent directors (as determined by the Board from time to time) who satisfy the independence requirements under applicable law, rules and regulations and of the Nasdaq Stock Market, Inc. Members of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion. The Chair of the Committee shall be appointed by the Board.

3.     POWERS AND RESPONSIBILITIES

The Committee's responsibilities shall remain flexible to react to changing conditions and to ensure the Board and stockholders that: (a) the achievement of the overall goals and objectives of the Company can be supported by adopting an appropriate executive Compensation policy and implementing it through an effective total Compensation program and (b) the Compensation program and practices of the Company are designed with full consideration of all accounting, tax, securities law, employment law and regulatory requirements. The Committee's authority shall also encompass Compensation arrangements for any senior executive officer of any subsidiary, affiliate or special purpose entity of the Company.

In carrying out its responsibilities, the Committee shall:

  •
  Assist the Board in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer, and oversee the development of executive succession plans.

  •
  Review and approve on an annual basis the corporate goals and objectives with respect to Compensation for the Chief Executive Officer. The Committee shall evaluate at least once a year the Chief Executive Officer's performance in light of these established goals and objectives and, based upon these evaluations, shall set the Chief Executive Officer's annual Compensation.

  •
  Review and approve changes in the Compensation of key executives that are recommended by the Chief Executive Officer for consistency with the Company's overall Compensation objectives and policy, and in keeping with (a) preestablished performance goals and objectives,

B-1

    (b) Company performance, (c) strategic leadership consistent with the Company's long term strategies, and (d) an appropriate peer group.

  •
  Evaluate the performance of the Company's senior executive officers and approve the annual Compensation for such senior executive officers. The Committee shall also provide oversight of management's decisions concerning the performance and compensation of other Company officers.

  •
  Review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board, as needed. The Committee shall have and may exercise all the authority of the Board with respect to the administration of such plans. The Committee shall also review and make recommendations regarding the number of shares, price per share and period and duration of stock grants under stock option plans approved by stockholders of the Company.

  •
  Review and make recommendations regarding the Company's retirement plans.

  •
  Review and make recommendations to the Board for approval of independent directors' compensation (e.g., retainers, fees, long-term incentive and equity plans).

  •
  Prepare and publish an annual executive compensation report in the Company's proxy statement.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

The Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

4.     MEETINGS

Meetings of the Committee shall be scheduled as deemed necessary by the Committee's Chair. Members of management and independent consultants requested by the Committee will attend Committee meetings when and as may be requested by the Committee.

A simple majority of the members of the Committee, but not less than two, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee will meet at such times as shall be determined by the Chair, or upon the request of any two of its members. The Chair will preside, when present, at all Committee meetings. Minutes of Committee meetings will be recorded as directed by the Chair and will be subject to review by the Chair.

In discharging its responsibilities, the Committee may meet privately with independent consultants and is free to speak directly and independently with any members of management or employees.

The Chair will periodically report the Committee's findings, conclusions and recommendations to the Board and present to the Board an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

The Compensation Committee's responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors.

B-2

Appendix C

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

1.     PURPOSE

The Nominating and Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") of North American Scientific, Inc. (the "Company") for the primary purposes of assisting the Board in:

  •
  Identifying qualified individuals to become board members,

  •
  Determining the composition of the Board and its committees,

  •
  Monitoring a process to assess board effectiveness, and

  •
  Developing and recommending the Company's corporate governance guidelines.

2.     MEMBERSHIP

The Committee shall consist of three or more independent directors (as determined by the Board from time to time) who satisfy the independence requirements under applicable law, rules and regulations and of the Nasdaq Stock Market, Inc. ("Nasdaq"). Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The Chair of the Committee shall be appointed by the Board.

3.     POWERS AND RESPONSIBILITIES

The Committee's primary responsibilities include:

Nominations

  •
  Developing the criteria and qualifications (including an assessment of the appropriate balance of skills and other characteristics) for membership on the Board;

  •
  Identifying, screening, recruiting, considering (including consideration of advice offered by the directors, senior officers and any outside advisors that may be retained by the Committee) and recommending candidates to fill open Board positions for independent and non-independent Directors;

  •
  Reviewing and making recommendations regarding continued Board membership of any Board member;

  •
  Assessing whether independent directors satisfy the independence requirements under applicable law, rules and regulations and of Nasdaq;

  •
  Recommending Director nominees for approval by the Board and the stockholders; and

  •
  Recommending to the Board (after consultation with the Chairman of the Board) Director nominees for each of the Board's committees (together with the Chairman of the Board, conducting an annual review of committee appointments and considering the recommendations concerning possible rotation of committee chairs and members).

Corporate Governance

  General

  •
  Reviewing and recommending to the Board any proposed changes to the Company's Certificate of Incorporation and Bylaws; and

  •
  Reviewing, considering and reporting to the Board on matters of corporate governance and conducting an annual review, and addressing and recommending revisions (as appropriate), of this Charter, the Company's corporate governance guidelines and the Company's code of business conduct and ethics.

  Board Oversight

  •
  Evaluating the effectiveness of the Board and its committees and recommending to the Board ways to improve such effectiveness in the corporate governance of the Company;

  •
  Making recommendations to the Board regarding the size and composition of the Board;

  •
  Establishing evaluation criteria for a review of each Board member and implementing the annual evaluation process regarding, and evaluating annually the performance of, each Board member;

  •
  Developing programs for continuing education for all Directors and for the orientation of new Directors;

  •
  Monitoring the functions of the various committees of the Board and conducting annual reviews and evaluations of the contributions of each such committee to the Company (including reviewing the objectives of each such committee, as stated at the beginning of each year, and comparing such stated objectives to the results and time expended to achieve such results at the end of such year);

  •
  Reviewing and considering questions of possible conflicts of interest of Board members and resolving all such questions regarding Board members;

  •
  Reviewing relationships of Company officers and directors to outside for-profit and not-for-profit boards; and

  •
  Reviewing and making recommendations concerning the interaction and communication between of management and the Board.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

4.     MEETINGS

The Committee shall meet at least twice annually or more frequently as necessary or appropriate. Members of management and independent consultants requested by the Committee will attend Committee meetings when and as may be requested by the Committee.

A simple majority of the members of the Committee, but not less than two, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee will meet at such times as shall be determined by the Chair of the Committee, or upon the request of any two of its members. The Chair will preside, when present, at all Committee meetings. Minutes of Committee meetings will be recorded as directed by the Chair and will be subject to review by the Chair.

In discharging its responsibilities, the Committee may meet privately with independent consultants and is free to speak directly and independently with any members of management or employees.

The Chair will periodically report the Committee's findings, conclusions and recommendations to the Board and present to the Board an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

The Nominating and Corporate Governance Committee's responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors.

NORTH AMERICAN SCIENTIFIC, INC.

\*/ DETACH PROXY CARD HERE \*/

Please Detach Here
\*/ You Must Detach This Portion of the Proxy Card \*/
Before Returning it in the Enclosed Envelope

The Board of Directors unanimously recommends your vote FOR all matters set forth below.

1. ELECTION OF DIRECTORS
	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	FOR ALL, EXCEPT as indicated to the contrary below
Nominees:	01 Irwin J. Gruverman 06 Richard A. Sandberg	02 L. Michael Cutrer 07 Dr. Gary N. Wilner	03 John A. Friede 08 Nancy J. Wysenski	04 Dr. Jonathan P. Gertler	05 John M. Sabin
(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and write that nominee's name in the space provided below.)
EXCEPTIONS
2. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING
☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give title. Each joint owner is requested to sign. If a corporation, partnership or other entity, please sign by an authorized officer or partner.
(Print name(s) on certificate)
Please sign your name:

Date:

(Signature, Joint Owner)
Date:

\*/ DETACH PROXY CARD HERE \*/

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NORTH AMERICAN SCIENTIFIC, INC.

        The undersigned hereby appoints L. Michael Cutrer and Irwin J. Gruverman, and each of them individually, each with full power of substitution, as attorney, agent and proxy to represent the undersigned at the 2005 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") to be held at the Hilton Woodland Hills located at 6360 Canoga Avenue, Woodland Hills, California at 9:00 a.m. local time, on Friday, August 5, 2005, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Annual Meeting in the manner set forth below.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN PROPOSAL (1) AND WILL CONFER THE AUTHORITY SET FORTH IN PARAGRAPH 2.

        Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated July 15, 2005, as well as a copy of the Company's Annual Report for the fiscal year ended October 31, 2004.

        Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return this proxy in the envelope provided.

(Continued and to be signed on reverse side)

QuickLinks

PROXY STATEMENT
PROPOSAL NO. 1—ELECTION OF DIRECTORS
DIRECTOR INDEPENDENCE
CODE OF ETHICS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
COMPENSATION OF DIRECTORS
INDEPENDENT ACCOUNTANTS
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER INFORMATION
Appendix A
Appendix B
Appendix C